EXHIBIT 23.2

                               CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Amendment No. 2 to the Form SB-2 Registration Statement for National Companies, Inc., under the caption "Legal Matters."

/s/ ANSLOW & JACLIN, LLP
---------------------------------
ANSLOW & JACLIN, LLP
Freehold, New Jersey

October 18, 2001